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                                                                   EXHIBIT 10.5

________________________________________________________________________________

________________________________________________________________________________
                                ESCROW AGREEMENT


              DELIVERED TO:      STERLING BANK AND TRUST COMPANY

              BY:                MCA FINANCIAL CORP.
                                 MCA MORTGAGE CORPORATION
                                 MORTGAGE CORPORATION OF AMERICA
                                 MORTGAGE CORPORATION OF AMERICA,
                                  INC.
                                 MCA REALTY CORPORATION
                                 COMPLETE FINANCIAL CORP.
                                 SECURITIES CORPORATION OF
                                  AMERICA

                                       - AND-

                                 THE BOARD OF TRUSTEES OF THE
                                 POLICEMEN AND FIREMEN RETIREMENT
                                 SYSTEM OF THE CITY OF DETROIT

              DATE:              JULY 18, 1996


________________________________________________________________________________

________________________________________________________________________________





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                                ESCROW AGREEMENT

     THIS ESCROW AGREEMENT (including all amendments, modifications and extension thereto, and restatements thereof, is hereinafter referred to as "Agreement") is made this 18th day of July, 1996, by and among MCA Financial Corp., MCA Mortgage Corporation, Mortgage Corporation of America, Mortgage Corporation of America, Inc., MCA Realty Corporation, Complete Financial Corp., Securities Corporation of America ("Borrowers"), The Board of Trustees of the Policemen and Firemen Retirement System of the City of Detroit ("Lender") and Sterling Bank and Trust, FSB ("Escrow Agent").

                              W I T N E S S E T H:

     WHEREAS, Borrowers and Lender have entered into that certain Loan and Financing Agreement dated of even date herewith ("Loan Agreement"), whereby Lender has agreed to loan to Borrowers $15,000,000.00 (the "Loan Amount") for the purposes set forth in the Loan Agreement; and

     WHEREAS, pursuant to the Loan Agreement, Lender will advance to Escrow Agent the Loan Amount; and

     WHEREAS, any term defined in the Loan Agreement shall have the same meaning when used herein, unless otherwise defined herein;

     NOW, THEREFORE, in consideration of the performance of the covenants contained herein, Borrowers, Lender and Escrow Agent hereby agree as follows:

     1. DUTIES OF ESCROW AGENT:

     A. Lender herewith deposits with Escrow Agent the Loan Amount, the receipt of which is hereby acknowledged.

     B. Escrow Agent shall establish an interest bearing Escrow Account ("Escrow Account") into which shall be deposited the Loan Amount, together with payments received by Escrow Agent from any of the Borrowers, from time to time, which payments shall be deposited no later than the next Business Day after receipt thereof, and which Escrow Account shall further contain interest accrued thereon, from time to time (until disbursed to Borrowers or Lender as herein required) (collectively the "Escrow Funds"). Escrow Agent shall deliver, no later than the Fifth (5th) Business


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Day of each month, to Lender's Authorized Agent and Borrowers, as of the First
(1st) Business Day of each month, a monthly transaction and investment report showing an itemization of receipts and disbursements of the Escrow Funds, interest earned thereon, the balance of the Escrow Funds in the Escrow Account as of the date of such report, and such other information as Lender or Lender's Authorized Agent may reasonably require and that reasonably obtainable by Escrow Agent, provided further that the reasonable costs incurred by Escrow Agent associated therewith shall be paid by Borrowers.

     C. Escrow Agent shall invest the Escrow Funds in such interest bearing investments, from time to time, as directed by Borrowers, and approved by Lender's Authorized Agent, such approval not to be unreasonably withheld. Neither Lender nor Lender's Authorized Agent shall have any responsibility or liability for any such investments (including the rate of interest earned thereon, from time to time). Escrow Agent shall endeavor in good faith to abide by Borrowers' directions regarding the interest bearing investments, but shall not be or become liable to Borrowers or any other party unless it is demonstrated that Escrow Agent willfully acted contrary to Borrowers' directions or was grossly negligent in carrying out such directions. Escrow Agent shall not be or become liable to Borrowers or any other party if the interest bearing investments directed by Borrowers allow for liquidation according to a schedule inconsistent with any of Borrowers' Requests for Advances.

     D. Escrow Agent shall make each Money Advance in response to a Request for Advance from Borrowers. Borrowers shall submit Requests for Advances no more often than once in any trailing Two (2) week period, and no more often than twice in any calendar month.

     (i) To make a Request for Advance, Borrowers shall notify Escrow Agent of the amount of the Money Advance requested.

     (ii) Simultaneously with notice to Escrow Agent noted in D(i), Borrowers shall convey to Lender's Authorized Agent the Request for Advance sent to Escrow Agent, together with each of the following items:

               (1) the Amount of the Money Advance requested; and

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and

     (2) a certification by an Authorized signatory of the amount of the requested Money Advance which will be allocated to and used for Qualifying Equity, Qualifying Equipment and Qualifying Working Capital, together with all supporting documentation reasonably required by Lender's Authorized Agent; and

     (3) a certification by an Authorized Signatory that no Event of Default or Matured Event of Default exists, or after giving effect to such Request for Advance, will be created thereby; and

     (4) a certification by an Authorized Signatory [irrespective of whether a duplication of matters set forth in D (ii)(3)] that after giving effect to such Request for Advance, there will be no sums outstanding in excess of the Loan Base; and



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                       (5) a certification by an Authorized Signatory of the
amount of the Senior Debt then outstanding; and

                       (6) a certification by an Authorized Signatory [irrespective of whether a duplication of matters set forth in D(ii)(3)] that after giving effect to the Request for Advance, Borrowers will not be in violation of the Senior Debt To Net Worth Ratio; and

                       (7) a certification by an Authorized Signatory stating the Value of Qualifying Non-Conforming Loans.

     (iii) Upon receipt of the Request for Advance, Escrow Agent shall notify Lender and Lender's Authorized Agent of the effective date [which shall be the close of business on the Fifth (5th) Business Day following the receipt date of the Request for Advance ("Effective Date")]. If Escrow Agent has not received written notice (which may be by facsimile) of Lender's or Lender's Authorized Agent's disapproval of the Request for Advance prior to the Effective Date, the Request for Advance shall be honored on the next Business Day following the Effective Date.

     E. Notwithstanding anything herein contained, or the amount of the Escrow Funds then existing, Borrowers shall make all payments due under the Note to the Lender. Accrued interest on the investments received by Escrow Agent between payment due dates as set forth in (or under) the Note shall be held in the Escrow Account. On each such payment due date, Escrow Agent shall deliver to Borrowers all interest on the investments received since the next previous payment due date.

     2. AGREEMENT SUPPLEMENTAL:

     As between Lender and Borrowers, this Agreement is supplementary to, and not in lieu of, the provisions of the Loan Agreement, and in the event of any conflict between the provisions hereof and any provision of the Loan Agreement, the provisions of the Loan Agreement shall be controlling.

     3. AUTHORIZED AGENT:

     Lender hereby notifies Borrowers and Escrow Agent that


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the Lender's Authorized Agent is Plante & Moran, L.L.P., who is authorized to act for and on behalf of Lender in connection with this Agreement. Lender may substitute any other person or entity, from time to time, upon written notice to Borrowers and Escrow Agent, who shall then be the Lender's Authorized Agent. Notwithstanding the Agency designation, the Lender's Authorized Agent is an independent contractor, and the Lender's Authorized Agent may elect, from time to time, not to act for the Lender unless the Lender has been specifically consulted.

     4. NOTICE:

     Except as otherwise provided herein, all notices, demands and requests that any party is required or elects to give to the other shall be in writing, or by a telecommunications device capable of creating a written record, and any such notice shall become effective [other than a Request For Advance which shall be effective as provided in Section 1 D(iii)] (a) upon personal delivery thereof, including, but not limited to, delivery by overnight mail and courier service, (b) Three (3) calendar days after it shall have been mailed by United States mail, first class, certified or registered, with postage prepaid, or (c) in the case of notice by such a telecommunications device, when properly transmitted, in each case addressed to the party to be notified as follows:


        IF TO LENDER:            Board of Trustees of the Policemen
                                 and Firemen Retirement System of
                                 the City of Detroit
                                 908 City-County Building
                                 Detroit, Michigan  48226
                                 Attn: Nicholas Degal, Assistant
                                       Administrator Supervisor
                                 Telecopy No.: (313) 224-3522

        WITH A COPY TO:          Couzens, Lansky, Fealk, Ellis,
                                 Roeder & Lazar, P.C.
                                 33533 West 12 Mile Road, Suite 150
                                 Farmington Hills, Michigan  48331-5645
                                 Attn:  Donald A. Wagner, Esq.
                                 Telecopy No.: (810) 489-4156

        WITH A COPY TO:          Ronald Zajac, Esq.



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                                 243 W. Fort Street, Suite 480
                                 Detroit, Michigan  48226
                                 Telecopy No.: (313) 961-6559

        WITH A COPY TO
        LENDER'S AUTHORIZED
        AGENT:                   Plante & Moran, L.L.P.


                                 27400 Northwestern Highway
                                 P.O. Box 307
                                 Southfield, Michigan  48034-0307
                                 Attn:  Jon Woods
                                 Telecopy No.:   (810) 352-0018

        IF TO BORROWERS:         c/o MCA Financial Corp.
                                 23999 Northwestern Highway, Suite 230
                                 Southfield, Michigan  48074
                                 Attn:  Patrick D. Quinlan, Chairman
                                 Telecopy No.:  (810) 358-7507

        WITH A COPY TO:          Butzel Long
                                 150 West Jefferson, Suite 900
                                 Detroit, Michigan  48226-4430
                                 Attn:  Justin G. Klimko, Esq.
                                 Telecopy No.:  (313)  225-7080

        IF TO ESCROW AGENT:      Sterling Bank and Trust, FSB
                                 One Towne Square, 17th Floor
                                 Southfield, Michigan  48076
                                 Attn:  M. Richard Olson
                                 Telecopy No.: (810) 351-3491


or to such other address as each party may designate for itself by like notice.

     5. DUTIES, DISPUTES, AND RESIGNATIONS:

     A. Escrow Agent shall have no duties or responsibilities other than those expressly set forth in this Agreement. Escrow Agent shall have no duty to enforce any obligation of any person (other than Escrow Agent) to make any payment or delivery or to direct or enforce any obligation of any person to perform any other act. Escrow Agent will have no liability to anyone by reason of any failure on the part of any party (other than Escrow Agent) to



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perform such party's obligations under any agreement, instrument, or document pertaining to (or contemplated in) the Loan Agreement or the Note. Except for this Agreement and the instructions to Escrow Agent as provided in this Agreement, Escrow Agent will not be obligated to recognize any agreement between any or all of the parties, notwithstanding that it may have knowledge thereof.

     B. Escrow Agent may rely upon any written notice, request, waiver, consent, certificate, receipt, authorization, power of attorney, or other instrument or document which Escrow
Agent in good faith believes to be genuine and to be what it purports to be.

     C. In the event of any disagreement between the parties hereto resulting in conflicting instructions to, or adverse claims or demands upon, Escrow Agent with respect to the matters herein set forth, the Escrow Agent may refuse to comply with any such instruction, claim or demand so long as such disagreement shall continue, and in so refusing Escrow Agent shall not release the Escrow Funds. Escrow Agent shall not be or become liable in any way for its failure or refusal to comply with any such conflicting instructions or adverse claims or demands, and it shall be entitled to continue to refrain from acting until such conflicting instructions or adverse claims or demands (i) shall have been resolved by agreement among Lender and Borrowers and it shall have been resolved by agreement among Lender and Borrowers an it shall have been resolved by agreement among Lender and Borrowers and it shall have been notified in writing thereof by the Lender and Borrowers, or (ii) shall have finally been determined in a court of competent jurisdiction.

     D. Escrow Agent may, in its sole discretion, resign by giving Thirty (30) days written notice thereof to the parties hereto, and Lender or Lender's Authorized Agent may, by giving Thirty (30) days written notice, replace Escrow Agent. In either of such event, Lender or Lender's Authorized Agent shall furnish to Escrow Agent written instructions for disposition of the Escrow Funds. If Escrow Agent shall not have received such written instructions within the Thirty (30) day period, Escrow Agent may petition any court of competent jurisdiction for the appointment of a successor Escrow Agent and, Escrow Agent upon such appointment, deliver the Escrow Funds to such successor.



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     6. INDEMNIFICATION, REIMBURSEMENT:

     A. Borrowers, jointly and severally, shall indemnify and hold harmless Escrow Agent from and against any fees, costs, expenses, claims, damages or losses (including reasonable counsel and/or attorney fees and disbursements) suffered by Escrow Agent in connection with any claim or demand which in any way, directly or indirectly, arises out of or relates to this Agreement, the services of Escrow Agent hereunder, or the filing by Escrow Agent of any action related to this Agreement, other than as a result of Escrow Agent's negligence or willful misconduct.

     B. Escrow Agent shall be entitled to reimbursement from Borrowers for out-of-pocket expenses paid or incurred by it in the administration of its duties hereunder, including, but not limited to, all reasonable counsel, attorney, advisor, and agent fees and disbursements and all taxes or other governmental charges. If Escrow Agent incurs any costs, losses, liabilities, damages or expenses (including reasonable counsel/attorney fees) in connection with its activity as Escrow Agent, its holding of the Escrow Funds, or its filing of any interpleader or other action, the same shall be paid by Borrowers, except to the extent that same result from Escrow Agent's negligence or willful misconduct.

     7. ESCROW AGENT SOLELY FOR BENEFIT OF LENDER:

     The Borrowers and Escrow Agent acknowledge and agree that (a) this Escrow Agreement is solely for the benefit of Lender in disbursing and collecting funds, and (b) the Escrow Agent is solely the agent of Lender, and (c) all Escrow Funds are the sole and exclusive property of Lender, and neither the Borrowers nor any other person or entity shall have any right, title or interest in any of the Escrow Funds, or any claim for any of the foregoing with respect to the Escrow Funds, and (d) interest under the Note shall in all events accrue as of the date hereof, and be due and payable, together with principal payments as required under the Note, notwithstanding the other provision of this Agreement and in particular, Section 7, and notwithstanding the rate of interest on the investments (which may be less than the interest due under the Note), which rate of interest is at the sole risk of the Borrowers.

     8. ESCROW AGENT'S FEES:



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     The fees payable to the Escrow Agent for its performance of services under this Agreement are set forth in Exhibit "A", which is attached to this Agreement and made a part hereof. Notwithstanding that this Agreement is solely for the benefit of the Lender, all fees due Escrow Agent shall be paid by Borrowers.

  9. CHANGES:

     Any changes in the terms or conditions hereof may be made only in writing signed by all parties or their duly authorized representatives.

 10. BINDING EFFECT:

     This Agreement shall incur to the benefit of, and be binding, on the parties hereto and their respective successors and assigns.

 11. TERMINATION:

     On the Amortization Commencement Date, or as soon thereafter as is practicable, Escrow Agent shall deliver to the Lender all Escrow Funds remaining in the Escrow Account (and funds in any investments made pursuant to Section 1.C of this Agreement), together with a final monthly transaction and investment report. This Agreement shall terminate upon deliver to Lender of such funds and report.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed on their behalf by their duly authorized officers or representatives on the day and year first above written.

                                     BORROWERS:

                                     MCA Financial Corp.

                                     By:__________________________

                                     Its:_________________________




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



                                     MCA Mortgage Corporation


                                     By:__________________________

                                        Its:______________________


                                     Mortgage Corporation of America

                                     By:__________________________

                                        Its:______________________


                                     Mortgage Corporation of America,
                                     Inc.

                                     By:__________________________

                                        Its:______________________

                                     MCA Realty Corporation

                                     By:__________________________

                                        Its:______________________


                                     Complete Financial Corp.

                                     By:___________________________

                                        Its:_______________________


                                     Securities Corporation of
                                     America

                                     By:___________________________

                                        Its:_______________________



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


                                     LENDER:

                                     The Board of Trustees of the
                                     Policemen and Firemen
                                     Retirement System of the City
                                     of Detroit


                                     By:___________________________

                                        Its:_______________________

                                                   - and -


                                     By:___________________________

                                        Its:_______________________



                                     ESCROW AGENT:

                                     Sterling Bank and Trust
                                     Company, FSB


                                     By:___________________________

                                        Its:_______________________



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